Exhibit 10.11

This Share Exchange Agreement (this “Agreement”) is entered into on September 12, 2013

BETWEEN:

(1)                                 The persons whose names and addresses are set forth in Schedule 1 hereto (the “Shareholders”);

(2)                                 Sky Solar Holdings Co., Ltd., a company organized under the laws of the Cayman Islands (“SSH”); and

(3)                                 Sky Power Group Ltd., a company organized under the laws of the Cayman Islands (“SPG”).

RECITALS:

(A)                               The Shareholders are shareholders of SSH and SPG is a wholly-owned subsidiary of SSH.

(B)                               SSH desires to repurchase certain ordinary shares and preferred in SSH held by the Shareholders in consideration for the issuance of certain ordinary shares and preferred in SPG, and the Shareholders desire to acquire shares in SPG in consideration for shares in SSH.

OPERATIVE PROVISIONS

1.                                      Agreement to Sell and Purchase Shares

1.1.                            On and subject to the terms of this Agreement, each Shareholders hereby agrees to sell to SSH, and SSH hereby agrees to purchase from such Shareholder, free from any and all encumbrances, the shares in SSH set forth opposite such Shareholder’s name in Schedule 1 (the “SSH Shares”).  The consideration payable by SSH to each Shareholder for such Shareholder’s SSH Shares shall be the issue and allotment by SPG to such Shareholder the shares in SPG set forth opposite such Shareholders’ name in Schedule 1 (the “SPG Shares”), credited as fully paid.

1.2.                            Schedule 2 hereto sets forth the capitalization table of SPG immediately following the completion.

2.                                      Completion

2.1.                            Completion shall take place at the offices of SSH’s principal place of business immediately after execution of this Agreement. For the avoidance of doubt, Completion is conditioned upon the execution and effectiveness of (i) that certain registration rights agreement, dated on or about the date hereof, among SPG and the shareholders named therein, which replaces the prior registration rights agreement among SSH and the shareholders named therein, and (iii) that certain shareholders’ agreement, dated on or about the date hereof, among SPG and the shareholders named therein, which replaces the prior shareholders’ agreement among SSH and the shareholders named therein.

2.2.                            At completion:

(a)                                 each Shareholder shall deliver to SSH a duly executed instrument of share transfer regarding the SSH Shares held by such Shareholder in favor of SSH; and

(b)                                 SPG shall issue and allot SPG Shares, credited as fully paid, to each Shareholder as set forth in Clause 1.1 above;

3.                                      Warranties and Covenants

3.1.                            Each of SSH and SPG hereby represents and warrants to and agrees with the Shareholders that (i) it has full power and authority and has obtained all necessary consents waivers and consents to enter into and perform its obligations under this Agreement and any agreement to be entered into by it as herein mentioned, and (ii) immediately following completion of the transactions contemplated hereunder, other than a 49% interest in China New Era International Limited (the book value of which is zero), SPG will directly or indirectly own any and all assets and properties that are directly or indirectly owned by SSH through SPG immediately prior to completion of the transactions contemplated hereunder; and

3.2.                            Each Shareholder hereby represents warrants and undertakes to SSH and SPG that

(a)                                 such Shareholder has full power and authority and has obtained all necessary consents waivers and consents to enter into and perform the obligations to be performed by such Shareholder under this Agreement and any agreement to be entered into by such Shareholder as herein mentioned; and

(b)                                 such Shareholder is the sole legal and beneficial owner of the number of SSH Shares set forth opposite such Shareholder’s name in Schedule 1 hereto, in each case free from any and all encumbrances.

4.                                      Survival of Agreement

This Agreement (and in particular the warranties representations covenants agreements and undertakings of the Shareholders hereunder) shall, insofar as the terms hereof remain to be performed or are capable of subsisting, remain in full force and effect after and notwithstanding completion.

5.                                      Successors and Assigns

This Agreement shall not be assignable by the Shareholders (save as expressly permitted herein) but shall be binding upon and enure for the benefit of each party’s successors in title.

6.                                      General

6.1.                            Each party hereto agrees to perform any further acts and execute and deliver any document that may be reasonably necessary to carry out the intent of this Agreement.

6.2.                            This Agreement shall bind and inure to the benefit of the successors and assigns of the parties hereto.

6.3.                            This Agreement may be amended at any time by the written agreement and consent of the parties hereto.

6.4.                            This Agreement shall be governed by and construed in accordance with the laws of Hong Kong Special Administrative Region (“Hong Kong”), without regard to conflict of law provisions.  The parties hereto hereby submit to the non-exclusive jurisdiction of the courts of Hong Kong.

6.5.                            This Agreement, including such other agreements referred to herein, constitutes the entire agreement and understanding among the parties pertaining to the subject matter hereof and supersedes any and all prior agreements, whether written or oral, relating thereto.

6.6.                            Introductory headings at the beginning of each clause of this Agreement are solely for the convenience of the parties and shall not be deemed to be a limitation upon or description of the contents of any such clause.  The use of the word “including” in this Agreement will be by way of example rather than by limitation.

6.7.                            This Agreement may be executed in counterparts, which, when taken together, shall constitute one and the same instrument.

IN WITNESS whereof this Agreement has been duly executed by each of the parties the day and year first before written.

SSH:

Sky Solar Holdings Co., Ltd.

By:	/s/ Weili Su
Name:	Weili Su
Title:	Director

SPG:

Sky Power Group Ltd.

By:	/s/ Weili Su
Name:	Weili Su
Title:	Director

IN WITNESS whereof this Agreement has been duly executed by each of the parties the day and year first before written

Shareholders:

FLASH BRIGHT POWER LTD.

By:	/s/ Weili Su
Name:	Weili Su
Title:	Director

JOLMO SOLAR CAPITAL LTD

By:	/s/ Xiaoguang Duan
Name:	Xiaoguang Duan
Title:	Director

SOLAR EMPIRE GROUP LIMITED

By:	/s/ Jinchao Zhang
Name:	Jinchao Zhang
Title:	Director

ECO-ENERGY GROUP LTD

By:	/s/ Wei Liu
Name:	Wei Liu
Title:	Director

/s/ Hong Chen
HONG CHEN

/s/ Ronghui Zhang
RONGHUI ZHANG

/s/ Rui Chen
RUI CHEN

MANFUL WORLDWIDE LIMITED

By:	/s/ Weili Su

Name: Weili Su
Title: Director

/s/ Shubin Zhang
SHUBIN ZHANG

/s/ Wei Liu
WEI LIU

/s/ Li Chen
LI CHEN

/s/ Zongmeng Yang
ZONGMENG YANG

/s/ Minquan Fu
MINQUAN FU

KEY POINT SUCCESS LIMITED

By:	/s/ Weili Su
Name: Weili Su
Title: Director

SUNKEEN CONSULTANTS LIMITED

By:	/s/ Weili Su
Name: Weili Su
Title: Director

TRUMP MASTER ENTERPRISES LIMITED

By:	/s/ Weili Su
Name: Weili Su
Title: Director

/s/ Weili Su
Harvest Element Corporation

/s/ Weili Su
Nexus Prosperity Limited

/s/ Jing Kang
JING KANG

CITYLAND INVESTMENT INNOVATIONS LIMITED

By:	/s/ Tiantian Jiang
Name: Tiantian Jiang
Title: Director

IDG-ACCEL CHINA CAPITAL L.P.
By: IDG-Accel China Capital Associates L.P., its General Partner
By: IDG-Accel China Capital GP Associates Ltd., its General Partner

By:	/s/ Chi Sing Ho
Name: Chi Sing Ho
Title: Authorized Signatory

IDG-ACCEL CHINA CAPITAL INVESTORS L.P.
By: IDG-Accel China Capital Associates L.P., its General Partner
By: IDG-Accel China Capital GP Associates Ltd., its General Partner

By:	/s/ Chi Sing Ho
Name: Chi Sing Ho
Title: Authorized Signatory

CES HOLDING LTD.

By:	/s/ Xiaoguang Duan
Name: Xiaoguang Duan
Title: Authorized Signatory

SINO-CENTURY HX INVESTMENTS LIMITED

By:	/s/ Hao Wu
Name: Hao Wu
Title: Authorized Signatory

PERMAL SELECT OPPORTUNITIES LTD.

By:	/s/ Judy Tchou
Name: Judy Tchou
Title: Authorized Signatory